                                 LEASE AGREEMENT

                                     BETWEEN

                             REALTY SITES, LANDLORD

                                       AND

                        TRANSWORLD HOME HEALTHCARE, INC.
                                     TENANT



                          PREMISES: 75 TERMINAL AVENUE
                                    CLARK, NEW JERSEY




                              DATED: AUGUST 6, 1996

                                TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
      ARTICLE  I           DEMISED PREMISES ..................................  1
      ARTICLE  II          TERM ..............................................  2
      ARTICLE  III         RENT ..............................................  4
      ARTICLE  IV          USE AND OPERATION OF PREMISES .....................  4
      ARTICLE  V           ASSIGNMENT AND SUBLETTING .........................  5
      ARTICLE  VI          PAYMENT OF TAXES AND UTILITIES ....................  6
      ARTICLE  VII         MECHANICS' LIENS ..................................  7
      ARTICLE  VIII        GOVERNING LAW, CUMULATIVE REMEDIES ................  8
      ARTICLE  IX          INDEMNIFICATION OF LANDLORD AND TENANT.. ..........  8
      ARTICLE  X           REPAIR, REPLACEMENT, MAINTENANCE ..................  9
      ARTICLE  XI          FIRE OR OTHER CASUALTY LOSS ....................... 13
      ARTICLE  XII         INSURANCE ......................................... 14
      ARTICLE  XIII        DEFAULT ........................................... 16
      ARTICLE  XIV         SUBORDINATION ..................................... 18
      ARTICLE  XV          CONDEMNATION ...................................... 19
      ARTICLE  XVI         HOLDING OVER ...................................... 20
      ARTICLE  XVII        EXCULPATORY CLAUSE ................................ 21
      ARTICLE  XVIII       DELAYS IN PERFORMANCE ............................. 21
      ARTICLE  XIX         QUIET ENJOYMENT ................................... 22
      ARTICLE  XX          BROKER ............................................ 22
      ARTICLE  XXI         SIGNS ............................................. 22
      ARTICLE  XXII        IRSA .............................................. 22
      ARTICLE  XXIII       NON-PERFORMANCE BY LANDLORD ....................... 24
      ARTICLE  XXIV        NOTICE ............................................ 25
      ARTICLE  XXV         SECURITY DEPOSIT .................................. 25
      ARTICLE  XXVI        ARBITRATION ....................................... 26
      ARTICLE  XXVII       MISCELLANEOUS ..................................... 27

                               TABLE OF SCHEDULES

SCHEDULE A                DESCRIPTION

SCHEDULE B                WORK TO BE COMPLETED FOR CERTIFICATE OF CONTINUED
                          OCCUPANCY

SCHEDULE C                WORK TO BE PERFORMED BY LANDLORD

SCHEDULE D                CERTIFICATE OF CONTINUED OCCUPANCY

SCHEDULE E(1)             LETTER OF NON-APPLICABILITY FROM THE DEPARTMENT OF
                          ENVIRONMENTAL PROTECTION DATED JANUARY 19, 1995,
                          ISSUED TO PREVIOUS TENANT

SCHEDULE E(2)             LETTER OF NON-APPLICABILITY FROM THE DEPARTMENT OF
                          ENVIRONMENTAL PROTECTION DATED JUNE 4, 1996 ISSUED TO
                          PREVIOUS TENANT

SCHEDULE F(1)             MORTGAGE TO UNITED COUNTIES TRUST COMPANY

SCHEDULE F(2)             NOTE TO UNITED COUNTIES TRUST COMPANY

SCHEDULE F(3)             EXTENSION AND MODIFICATION AGREEMENT

SCHEDULE G                EASEMENT AGREEMENT

SCHEDULE H                SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT
                          AGREEMENT

06/03/96       06/27/96
06/04/96       06/28/96
06/25/96       08/05/96

                                 LEASE AGREEMENT

      THIS AGREEMENT made this     day of August, 1996, between REALTY SITES, a
New Jersey partnership, having an office at 1154 Westfield Avenue, Clark, New Jersey, 07066, hereinafter referred to as the Landlord, and TRANSWORLD HOME HEALTHCARE, INC., a corporation of New Jersey, having an office at 51 Terminal Avenue, Clark, New Jersey, 07066, hereinafter referred to as the Tenant; WHEREAS, the Tenant wishes to lease property owned by the Landlord at 75 Terminal Avenue, Clark, New Jersey; and NOW, THEREFORE, for ONE ($1.00) DOLLAR and other good and valuable consideration, the parties hereby agree as follows:

                                    ARTICLE I
                                DEMISED PREMISES

      1.01. Upon the terms and conditions hereinafter set forth, and in consideration of the payment of the rents and prompt performance by the Tenant of the covenants and agreements, to be kept and performed by the Tenant, the Landlord does hereby lease, let and demise to the Tenant and the Tenant hereby leases from the Landlord the following described premises, situate, lying and being in the Township of Clark, County of Union, State of New Jersey, more particularly described on Schedule "A" attached hereto together with non-exclusive rights over the easement area described in the Easement Agreement, a copy of which is annexed hereto as Schedule "G"; and Landlord represents and warrants that the Easement Agreement has been signed and shall be simultaneously recorded herewith, which easement Landlord represents is in full force and effect.

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
                                   ARTICLE II

                                      TERM

      2.01. The lease shall commence on August 1, 1996, and end on July 31, 2003.
            A. For the seven (7) year term (hereinafter called "Term"), the following terms and conditions shall apply:
                  (1) The term of the lease shall be for a period seven (7) years.
                  (2) The rent for the term shall be the rental set forth in Paragraph 3.01.
                  (3) All terms and conditions of this lease shall be in full force and effect during the Term.
            B. The lease payments shall commence on August 1, 1996, notwithstanding that the Landlord has not substantially completed the necessary repairs to the building as required by Schedules B and C, providing that in the event that the Landlord has not completed the work required by Schedules B and C by September 15, 1996, the Tenant shall have the right to terminate the contract upon ten (10) days written notice to the Landlord or else notify the Landlord that the Tenant will complete the work itself and deduct cost of completion from the rent, and in the event that the Landlord has not completed the unfinished work within the ten (10) day period, then the Tenant shall have an additional five (5) days to determine whether it wishes to terminate the lease or complete the work and in the event it elects to terminate, the Tenant shall immediately vacate the building and premises provided that the cause of any delay in completing Landlord's work is not caused by any actions of the Tenant, its contractors, agents, employees or any person operating under the direction of the Tenant. In the event of termination, the Landlord shall return to the Tenant all rental payments made by the Tenant to the Landlord. Tenant shall not have the right to terminate in the event the unfinished work is work for which the Tenant has received credit from the Landlord as permitted in Schedule B.

           C. Prior to the commencement date, Tenant shall be permitted, upon execution of this lease, to perform any work to the demised premises that it deems necessary for occupancy including, but not limited to, the work performed in Schedule C for which it receives a credit from the Landlord. The Tenant's work shall be performed in a manner which shall cause a minimum of interference with the performance by the Landlord of the Landlord's work.
        2.02. Provided that the Tenant is not in default of any of the terms of the lease, the Tenant shall have the option to renew the lease for two additional five (5) year terms upon the same terms and conditions set forth in this lease, except for the following:
                A.   FIRST OPTION PERIOD.
                    (1) For the first five year term, the Tenant shall notify the Landlord, in writing, one (1) year before the expiration of the term of the main lease that it intends to exercise the option to renew. Failure to notify the Landlord, in writing, by the aforementioned date shall terminate the right of the Tenant to exercise the option.
                    (2) The yearly rent for the First Option Period shall be the annual rent required to be paid by the Tenant in the last year of the initial term of the lease, increased by an amount equal to the percentage increase that the Consumer Price Index for Urban Wage and Clerical Workers (CPI-W) for June, 1996, bears to the CPI-W for the month of June, 2003.
                B. SECOND OPTION PERIOD.
                    (1) For the Second Option Period, the Tenant shall notify the Landlord, in writing, one (1) year before the expiration of the First Option Period that it intends to exercise the option to renew. Failure to notify the Landlord, in writing, by the aforementioned date shall terminate the right of the Tenant to exercise the option to renew.
                    (2) The yearly rent for the Second Option Period shall be the yearly rent required to be paid in the last year of the First Option Period, increased by an amount equal to the percentage increase that the Consumer Price Index for Urban Wage and Clerical Workers (CPI-W) for June, 2003, bears to the CPI-W for the month of June, 2008.

                                  ARTICLE III
                                      RENT

      3.01. The annual rent for the Term shall be $84,458.55, payable in monthly installments of $7,038.21.
      3.02. All rentals shall be paid monthly on the first day of each month, in advance. In the event the lease commences on a day other than the first of the month, then the Tenant shall pay the monthly rent pro-rated for the period that the Tenant occupies the premises. In the event the lease ends on a day other than the last day of the month, then the Tenant shall pay the monthly rent pro-rated for the period that the Tenant occupies the premises.
      3.03. All rental payments shall be payable to the Landlord at 1154 Westfield Avenue, P.O. Box 875, Clark, New Jersey, 07066, or at such place as may be designated by the Landlord.
      3.04. In the event that any rental payment called for under the terms of this lease, including Tenant's obligation for taxes, assessments and insurance, shall be received by Landlord more than fifteen (15) days late, then the Tenant shall pay a late fee of four (4%) percent of the payment.

                                   ARTICLE IV
                         USE AND OPERATION OF BUSINESS

      4.01. The Tenant may use and occupy the premises for any legal purpose, including executive offices, nursing offices, a nurse training center, marketing and warehouse activities in connection with the Tenant's health care business.
      4.02. Landlord represents that (1) it owns the demised premises, which premises is described in the title policy issued by New Jersey

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Realty Title Insurance Company, policy number UB 1234, and (2) that the premises currently complies with the legal requirements of the Township of Clark for office and warehouse use and in this respect, the Landlord shall deliver to the Tenant a Certificate of Continued Occupancy issued by the Building inspector of the Township of Clark after the performance by the Landlord of any work that may be required to obtain the Certificate of Continuing Occupancy as set forth on Schedule B.
      4.03. Tenant, at its sole expense, shall comply with all laws, orders and regulations of federal, state, and municipal authorities, and with any lawful direction of any public officer, which shall impose any duty upon the Tenant with respect to the premises, provided that Tenant shall not be obligated to make any structural repairs unless required as a result of Tenant's particular use of the premises. The Tenant, at its sole expense, shall obtain all required licenses or permits for the conduct of its business within the terms of the lease, or for the making of repairs, alterations, improvements, or additions, except for the alterations and improvements set forth on Schedule B and C for which the Landlord shall be responsible for obtaining required licenses or permits, and the Landlord, where necessary, will join with the Tenant in applying for all such permits or licenses and shall execute all documents reasonably required for said purpose. This section shall not be construed to effect or shift the liability that each party to this lease agreement may have to other parties.

                                    ARTICLE V
                            ASSIGNMENT AND SUBLETTING

      5.01. Tenant may not sublet or assign all or part of the demised premises without the written consent of the Landlord, which consent shall not be unreasonably withheld. Said provision shall not be deemed to prohibit the Tenant from selling its business to another company providing that (1) the new company shall execute an agreement agreeing to be bound by the terms of the lease from and after the date of such agreement; (2) the new company shall have a net worth of at least $3,000,000 giving effect to the acquisition of Tenant's business, but

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
exclusive of any other good will; and (3) the Tenant shall not be in default of its lease at the time of the sale.

                                   ARTICLE VI
                         PAYMENT OF TAXES AND UTILITIES

      6.01. The Landlord represents that the following utilities and services are available to the building: gas, water, electricity, refrigeration and hot water and that all of the same are separately metered or separately billed by the appropriate utility to the Tenant. The Tenant shall be responsible for the cost and expense of the use of these utilities and services from and after the date that Landlord's work has been completed as certified by Landlord by notice as set forth above. The Landlord shall not be obligated to provide any services or these utilities to the premises other than is presently existing unless otherwise set forth in this Lease.
      6.02. From and after the commencement of this lease, the Tenant shall pay, before any fine, penalty, interest or cost may be added or become due or be imposed for nonpayment thereof, all taxes, assessments, water and sewer rents, rates and charges, transit taxes, charges for public utilities, excises, levies, licenses and permit fees and other governmental charges, general and special, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature, whatsoever except for income taxes and estate taxes levied on Lessor, which at any time during the term of this lease may be assessed, levied, confirmed, imposed upon, or become due and payable out of or in respect of, or become a lien on, the demised premises, or any improvements thereon, or any part thereof or any appurtenance thereto, or otherwise arising out of the rent and income received by the Tenant from subtenants, any use or occupation of the demised premises, and such franchises as may be appurtenant to the use of the demised premises, or any document (to which the Tenant is a party) creating or transferring an interest or estate in the demised premises. Notwithstanding any other provision hereof, if any assessments, taxes or other charges to be paid by the Tenant pursuant to the terms hereof can be paid in installments when due, said assessments, taxes or

                                        6
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charges shall be paid in installments and Tenant shall only be required to pay those installments due during the term hereof. However, the Tenant shall have the following rights with regard to the said taxes:
               A. The Tenant shall have the right to contest real estate and other taxes and charges in good faith, provided that the Tenant takes such acts as may be reasonably required to prevent the imposition of a lien against the demised premises and Tenant shall pay any fees incurred in contesting the taxes. In the event that Tenant, through its own efforts, receives of a tax refund, the Tenant shall be entitled to retain the full benefit of such refund to the extent it represents a refund of the taxes paid by the Tenant.
                B. The Landlord shall be required to cooperate in the prosecution of any such appeal and agrees to execute such documents as the Lessee may reasonably require in connection therewith.
      6.03. For the purposes of this paragraph and the default clause of Article XIII, the obligation of the Tenant to pay for the obligations set forth in paragraph 6.02 shall be considered as additional rent.

                                   ARTICLE VII
                                MECHANICS' LIENS

      7.01. The Tenant shall not have the power to subject the interest of the Landlord in the premises to any mechanics' or materialmen's liens or lien of any kind. If such lien be claimed or filed as a result of work performed by or at the request of Tenant (except for work Landlord is required to do under this lease, it shall be the duty of the Tenant, within thirty (30) days after the Tenant shall have been given written notice of such claim having been filed to cause the premises to be released from such claim; and the Tenant covenants and agrees, within such period of thirty (30) days, so as to cause the premises and the Landlord's interest therein to be released from the legal effect of such claim.
      7.02. Landlord represents that at the time of commencement of the lease that there will be no mechanics' or materialmen's lien claim

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filed against the premises and in the event there is, the Landlord shall be responsible for discharging the same.

                                  ARTICLE VIII
                       GOVERNING LAW, CUMULATIVE REMEDIES

      8.01. All of the rights and remedies of the respective parties shall be governed by the provisions of this instrument and by the laws of the State of New Jersey, as such laws relate to the respective rights and duties of landlords and tenants.
      8.02. All rights and remedies accruing to the parties shall be cumulative; that is, any nondefaulting party hereto may pursue such rights as the law and this lease affords to him in whatever order said party desires and the law permits without being compelled to resort to any one remedy in advance of any other.

                                   ARTICLE IX
                     INDEMNIFICATION OF LANDLORD AND TENANT

      9.01. During the entire term of the lease, the Tenant will indemnify and save harmless the Landlord against any and all claims, debts, demands, or obligations which may be made against such other party or against the Landlord or Landlord's title in the premises, arising out of, or in connection with, any alleged act or omission of the Tenant or any person claiming under, by, or through the Tenant; and if it becomes necessary for the Landlord to defend any action seeking to impose any liability, the Tenant will pay the Landlord all costs of court and attorneys' fees incurred by Landlord in effecting such defense in addition to any other such sums which the Landlord may be called upon to pay by reason of the entry of a judgment against the Landlord in the litigation in which such claim is asserted. Tenant shall have the right to defend Landlord at its own cost and expense in any court action pursuant to this paragraph.
      9.02. During the entire term of the lease, the Landlord will indemnify and save harmless the Tenant against any and all claims, debts, demands, or obligations which may be made against such other party or against the Tenant or Tenant's title in the premises, arising out of, or in connection with, any alleged act or omission of the Landlord or any person claiming under, by or through the Landlord; and if it becomes necessary for the Tenant-to defend any action seeking to impose any liability, Landlord will pay the Tenant all costs of court and attorneys' fees incurred by Tenant in effecting such defense in addition to any other such sums which the Tenant may be called upon to pay by reason of the entry of a judgment against the Tenant in the litigation in which such claim is asserted. Landlord shall have the right to defend Tenant at its own cost and expense in any court action pursuant to this paragraph.

                                    ARTICLE X
                        REPAIR, REPLACEMENT, MAINTENANCE

    10.01. The Landlord represents and agrees that at the commencement of the lease, the following representations shall be in full force and effect:
              A. Subject to any further requirements set forth in Schedules B and C, that the roof and structure shall be in good condition and that the plumbing, heating, ventilation, air conditioning and electrical systems shall be in good working order and repair and Landlord represents and warrants to Tenant that to Landlord's knowledge, there are no other material defects in the premises.

              B. Subject to any further requirements set forth in Schedules B and C, that the Landlord will give a one year warranty on the HVAC and the electrical work if not caused by the acts of the Tenant, its employees or agents. In addition, Landlord will warrant the workmanship and materials for a period of one (1) year from the date of commencement of the lease, normal wear and tear and any damage caused by acts of Tenant, its employees or agents excepted, the work performed by the Landlord as set forth on Schedule C. In addition, Landlord will be responsible for all repairs to the HVAC system for the first year and fifty (50%) of the repairs to the HVAC system for the second year of the lease.

              C. Landlord represents that the Building Inspector has issued a Certificate of Continued Occupancy dated June 26, 1996, a copy of which is attached as Schedule D. Landlord represents that to the best of its knowledge and belief, it knows of no environmental violation or hazardous materials on the demised premises and that its knowledge is derived solely from the letters of non-applicability obtained by the previous tenant on the property from the Department of Environmental Protection dated January 19, 1995, and updated on June 4, 1996, copies of which are attached as Schedules E (1) and (2).
              D. Landlord shall perform all of the work set forth on Schedules B and C in a good and workmanlike manner and in accordance with all applicable laws, rules and regulations, prior to the commencement date of the lease. With the exception of the work to be performed by the Landlord on Schedules B and C, and subject to the Landlord's representations and warranties set forth in subparagraphs A and B above, the Tenant has examined the premises and accepts it in it present condition and without any representations on the part of the Landlord or its agents, as to the present or future condition of the demised premises. In the event Landlord does not complete the work called for in this paragraph prior to the commencement date, but Tenant, nevertheless, decides to occupy the building, Landlord shall complete the work called for in this paragraph within sixty (60) days of the date of occupation of the premises by Tenant.
     10.02. Subject to the second paragraph of this subparagraph 10.02, the Tenant shall, at all time during the lease term (after Landlord's work has been completed), at its sole cost and expense, maintain in good repair and in good and safe condition, all buildings and improvements on the leased property, and their equipment and appurtenances, both inside and outside, however the necessity or desirability for repairs may occur, and whether or not necessitated by wear and tear, obsolescence, or defects (latent or otherwise), ordinary wear and tear excepted and unless same are by virtue of a breach of Landlord's representations and warranties hereunder or default by Landlord under this lease or were caused by the negligence or willful acts of Landlord, its agents, contractors or employees. The Tenant shall also, at its own expense, maintain in repair and in good and safe condition, and free from dirt, snow, ice, rubbish, and other obstructions or encumbrances, the sidewalks, parking areas, railings, gutters and curbs in front of and adjacent to the leased property.
                The Tenant shall not be responsible for any structural repairs or replacements to the building or any repair or replacement of the roof, which shall be the responsibility of the Landlord unless the damage necessitating the replacement or repair of the roof or structural items results from any wrongful activities of the Tenant, its agents, employees or contractors. In this regard, the Tenant shall not place any equipment on the roof or make any attachments to the roof without the written consent of the Landlord, which consent shall not be unreasonably withheld or delayed, and shall not make any repairs or improvements to the structural items of the demised premises without the written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. In addition, the Tenant shall not make any alterations, additions or improvements to said demised premises for any improvement or alterations in excess of $5,000 without the written consent of the Landlord, which consent shall not be unreasonably withheld or delayed, except for furniture and both movable and non-movable trade fixtures installed at the expense of the Tenant.
      10.03. For the purposes of this Article X, in determining whether or not an item that needs to be replaced or repair during the term of this lease is structural or not, the following criteria shall be followed:
                A. An initial determination shall be made by the parties to determine whether the life of the proposed item that needs to be replaced or repaired will have a life expectancy, with consideration given to normal wear and tear, exceeds the term of the lease with options.
                B. If the determination is made that the life expectancy is less than the term of the lease with options, then the Tenant shall have the responsibility for undertaking the replacement or repair.
                C. If the determination is made that the life expectancy exceeds the term of the lease, then the Landlord shall be responsible for that pro-rated portion of the cost that exceeds the term of the lease and the Tenant shall be responsible for the pro-rated portion of the cost during the term of the lease.
                D. Any determination that is made shall be based on the expectation that the Tenant shall exercise the two five (5) year options to renew. In the event that the Tenant does not exercise one or both options, then the determination as to the responsibility for the cost shall be adjusted to reflect this situation.
                E. In determining whether an item should be repaired or replaced and the life expectancy of the same, the following criteria shall be used:
                      (1) Standard construction manuals shall be emloyed.
                      (2) If the repair or replacement is solely for the use of the tenant and cannot reasonably used by the Landlord after the termination of the lease or will be removed by the Tenant at the end of the lease, then the cost for the same shall be the responsibility of the Tenant.
               F. In determining whether the Landlord or Tenant shall perform the work, the following criteria shall apply:
                    (1) If the remaining term of the lease, plus options, is less than one-half of the life expectancy of the item, then the Landlord shall be responsible for undertaking the repair or replacement and if the remaining term, plus options, is more than 50% of the life expectancy of the item, the Tenant shall be responsible for undertaking the repair.
                    (2) Neither party shall be required to proceed with any repair or replacement until the other party has deposited its share of its anticipated cost in escrow in a joint account in both names.
     10.04. The Tenant shall quit and surrender the demised premises at the end of the demised term in as good condition as the reasonable use by the Tenant will permit, damage by fire or other casualty, act of any governmental authority, alterations, changes and improvements made thereto and subject to the provisions of this lease, and ordinary wear and tear excepted. At the termination of the lease, the Tenant shall remove all non-realty fixtures and equipment, and both movable and nonmovable trade fixtures installed by Tenant without damage to the building. However, Tenant shall not be required to remove the same at the expiration of the terms of the lease. Tenant shall, prior to the termination of the lease, repair in a good and workmanlike manner any and all damage caused by the aforesaid removal. In the event the Tenant fails to remove the same, Landlord shall have the option of retaining any or all of the alterations, additions and improvements, furniture and movable and non-movable trade fixtures or of removing any or all of the same at the cost and expense of the Tenant.

                                   ARTICLE XI
                           FIRE OR OTHER CASUALTY LOSS

     11.01. In the event of damage to or destruction of the leased property by fire or other casualty, the Landlord shall promptly restore the leased property, except as set forth in paragraph 11.02. Landlord shall only be required to use insurance proceeds received pursuant to the provisions of this lease. Landlord shall not be required to restore until such time as it receives the insurance proceeds. , If the Landlord chooses not to proceed until receipt of the insurance proceeds, and the insurance proceeds are not received within 45 days of the date of the fire or casualty loss, then and in that event the Tenant shall have the right to terminate the lease upon fourteen (14) days written notice to the Landlord and unless the Landlord agrees to immediately undertake the rebuilding of the premises within the fourteen (14) day period, then and in that event the lease shall terminate.
     11.02. If at any time within two (2) years prior to the end of the lease term, the leased property is completely destroyed or so damaged by fire or other casualty covered by insurance as to render it substantially unfit for use as intended, the Landlord or the Tenant may terminate this lease on notice of at least ten (10) days and no more than thirty (30) days. Such notice shall be given within sixty (60) days after the date of such damage or destruction.
     11.03. Any disbursement of insurance proceeds by a holder of a mortgage shall be deemed to have been made by the Landlord. If any holder of a mortgage shall refuse to disburse any portion of insurance proceeds to which the Tenant is entitled, for any mortgage presently on

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the premises at the date of execution of this lease, then such funds as may be required by the mortgagee to be paid to the mortgagee shall be paid by the Landlord. In the event any mortgage is placed on the premises by Landlord after the execution of the lease, the Landlord shall insure that the mortgagee agrees to allow any such funds to be used for the rebuilding of the premises or the Lessor shall provide an equivalent sum from some other source.
     11.04. Except as provided in subparagraph 11.02, if the leased property or any part thereof that substantially interferes with Tenant's operation shall be destroyed or damaged, this lease shall remain in full force and effect, provided, however Tenant's obligation to pay the base rent and additional rent shall abate unless it is determined that the damage or destruction has been caused by the negligence of the Tenant, its agents, employees or any party acting under the authority of the Tenant; and provided further that Tenant has maintained the rental value insurance described in Paragraph 12.01(d) and the proceeds from said policy are paid to Landlord.

                                   ARTICLE XII
                                    INSURANCE

        12.01. The Tenant shall keep the demised property insured throughout the term of this lease against the following, provided that said coverage is currently in force and effect and continues to be available, and provided further that in no event shall the insurance be less than the amount required under paragraph 12.02:
               (a) BUILDING INSURANCE. Loss or damage by all risks shall be equal to the full replacement cost of the building (less footings/foundations).
               (b) SPRINKLER SYSTEM. Loss or damage from leakage of sprinkler systems now or hereafter installed in the building on the leased property in an amount not less than 100% of the then full insurable value.
               (c) BOILER. Loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed in the building on the leased property, in such limits as are provided in subparagraph (a) of this section.
               (d) RENTAL VALUE. Loss of rental, under a rental value insurance policy covering risk of loss due to the occurrence of any of the hazards described in the preceding subparagraphs in an amount sufficient to prevent the Landlord from becoming a coinsurer, but in any event, in an amount not less than 80% of the then full annual rental income fixed by this lease, including all annual rental agreed to be paid by the Tenant hereunder.
               (e) LIABILITY. Claims for personal injury or property damage, under a policy of general public liability insurance, with such limits as may reasonably be requested by the Landlord from time to time, but not less than $5,000,000 combined single limit per occurrence.
               (f) MORTGAGE REQUIREMENTS. Against such other hazards and in such amounts as the holder of any mortgage to which this lease is subordinate may require from time to time if such additional coverage is usually required.
     12.02. FULL INSURABLE VALUE. The term "Full Insurable Value" shall mean the actual replacement cost of the building on the demised premises, less footings/foundations. The "full insurable value" shall be updated for each calendar year without a full appraisal, based on the physical changes of the building since the prior year, along with any change in the cost of living that will reflect an increase or decrease in the construction cost. In addition, the Landlord may obtain a full appraisal from an appraiser selected and paid for by the Landlord and reasonably satisfactory to Tenant, in order to determine any changes in the "Full Insurable Value", which findings shall be binding upon the parties.
      12.03. POLICIES. All insurance provided for in this lease shall be effected under enforceable policies issued by insurers of recognized responsibility licensed to be business in this state and found acceptable by the Landlord. At least 15 days prior to the expiration date of any policy, the original renewal policy or certificate for such insurance shall be delivered by the Tenant to the Landlord. Within 15 days after the premium on any policy shall become due and payable, the

Landlord, upon request, shall be furnished with satisfactory evidence of its payment. If the Tenant fails to pay the insurance premium within 15 days, then the Landlord shall have the option of paying said amount due and the Tenant shall reimburse Landlord within 10 days of the Landlord's payment. Any payment made by the Landlord shall be considered as additional rent.
     12.04. BLANKET POLICIES. If the Tenant provides any insurance required by this lease in the form of a blanket policy, the Tenant shall furnish satisfactory proof that such a blanket policy complies in all respects with the provisions of this lease, and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the leased property. If Tenant, under any policy or insurance required by this lease, has a deductible or self-insured retention, Tenant is responsible to pay same.

                                  ARTICLE XIII
                                     DEFAULT

     13.01. The Landlord may give the Tenant five (5) days notice of intention to terminate the lease in any of the following circumstances:
               (a) BREACH. If the Tenant shall be in default in the performance of any covenant of this lease, including the payment of basic rent or additional rent, and if such default is not cured within fifteen (15) business days for a non-monetary breach or fifteen (15) consecutive days for a monetary breach after written notice thereof given by the Landlord; or if such default shall be of such nature that it cannot be cured completely within such fifteen (15) day period, if the Tenant shall not have promptly commenced within such fifteen (15) day period or shall not thereafter proceed with reasonable diligence and in good faith to remedy such default, provided nothing herein shall be deemed to extend the time to cure the failure to pay basic rent or additional more than fifteen
(15) days after legal notice.
                (b) INSOLVENCY. If the Tenant shall be unable to meet its obligations as they become due, or shall be adjudicated a bankrupt, make a general assignment for the benefit of creditors, or take the benefit of the insolvency act, or if a permanent receiver or trustee in bankruptcy shall be appointed for the Tenant's property and such appointment is not vacated within ninety (90) days. For these purposes the "Tenant" shall mean the Tenant then in possession of the leased property.
                 (c) ABANDONMENT. If the leased property is abandoned.
                 (d) ASSIGNMENT. If this lease shall be assigned or sublet other than in accordance with the terms of the lease and such default is not cured within fifteen (15) days after notice.
      13.02. If the lease shall be terminated by Landlord pursuant to subparagraph 13.01, then at the expiration of such period specified therein, the Landlord, at its option, send a termination notice to Tenant and upon giving of such notice, this lease shall terminate as completely as if that were the date fixed for the expiration of the term of this lease, and the Tenant shall then surrender the leased property to the Landlord. If this lease shall so terminate, it shall be lawful for the Landlord, at its option, without formal demand or notice of any kind, to re-enter the leased property by an unlawful detainer action or by any other means, including force, and to remove the Tenant therefrom without being liable for any damages therefor. Upon the termination of this lease, the Landlord shall have the right, at its election, to terminate any sublease then in effect, without the consent of the sublessee concerned.
      13.03. The Tenant shall remain liable for all its obligations under this lease, despite the Landlord's re-entry, and the Landlord may re-rent or use the leased property as agent for the Tenant, if the Landlord so elects. The Tenant waives any legal requirement for notice of intention to re-enter and any right of redemption.
      13.04. Notwithstanding the provisions of paragraph 13.01, nothing herein contained shall prohibit the Landlord from instituting any action without terminating the lease for nonpayment of any basic rent or additional rent, for compliance with any of the terms and conditions of the lease, for any damages resulting from Tenant's breach of the terms and conditions of this lease and any other action permitted under the laws of the State of New Jersey, other than the termination of the lease.

      13.05. If the lease shall terminate as provided in this Article the Landlord shall have the right, at its election at any time, to recover from the Tenant the amount by which the rent and charges equivalent to rent reserved herein for the balance of the term shall exceed the reasonable rental value of the leased property for the same period.
      13.06. The Tenant agrees to pay all reasonable attorneys' fees and other expenses incurred by the Landlord in enforcing any of the obligations under the lease, should the Tenant be in default.
      13.07. Time is of the essence of this lease with respect to the performance by the Landlord or Tenant of their respective obligations hereunder.

                                   ARTICLE XIV
                                  SUBORDINATION

      14.01. This lease and all rights of the Tenant hereunder shall be subject and subordinate to the lien of any and all mortgages, or consolidated mortgage or mortgages, which hereafter affect the property, or any part thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof, provided that the any new mortgagee shall execute a Subordination, Non-Disturbance and Attornment Agreement as set forth on Schedule H. So long as the Tenant is not in uncured default in the payment of rent or additional rent or in performance of any of the terms of the lease, the Tenant's possession of the leased property and the Tenant's rights and privileges under the lease or any renewal thereof shall not be diminished or interfered with by the Mortgagee. Although no instrument or act on the part of the Tenant shall be necessary to effectuate such subordination, the Tenant will, nevertheless, execute and deliver such further instruments subordinating this lease to the lien of all such mortgages as may be desired by the mortgagee. Landlord represents that at the time of execution of this lease no mortgage encumbers the property.
      14.02. Landlord represents that the property is presently encumbered by a mortgage held by United Counties Trust Company dated October 29, 1985, and modified by a Modification and Extension of Mortgage dated April 16, 1993, which note, mortgage and modification are attached as Schedules F (1), (2) and (3) and Landlord represents that the note and mortgage is not in default and there is presently a principal balance due of $264,726.92. In the event that the Landlord defaults in the payment of the note and mortgage and as a result the mortgagee demands the payment of the entire amount of principal and unpaid interest, then the Landlord shall notify the Tenant of said demand and the Tenant shall have the right to either pay the amount necessary to reinstate the mortgage or pay off the entire balance due on the note and mortgage, in which event the Tenant shall have the right to deduct any amount paid by the Tenant, along with the fees and costs incurred by the Tenant and interest on any amounts paid by the Tenant based on the prime rate of the United Counties Trust Company from any rental payments due and owing by Tenant to Landlord until such time as the Tenant recovers all of the money to which the Tenant is entitled under the provisions of this paragraph.

                                   ARTICLE XV
                                  CONDEMNATION

     15.01. If the demised premises or any substantial part thereof, as to make the premises unsuitable for the purposes to which the Tenant has used the premises, shall be taken by public or quasi-public authority by inverse condemnation or under any power of eminent domain or condemnation, this lease, at the option of the Tenant, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award or damage for such taking other than for improvements Tenant has made and paid for, and Tenant's special damages such as moving expenses, loss of profits and the like, provided that same do not detract from Landlord's award. If any part of the premises shall be taken or appropriated by inverse condemnation or under any power of eminent domain or condemnation, or conveyed in lieu thereof, so that Tenant's use of the premises is materially affected, Tenant shall have the right to terminate this Lease, provided that Tenant submits to Landlord proof that the Tenant's use of the premises is or will be materially affected within fourteen (14) days of the date of the later of notice by Landlord to Tenant and the occurrence of the taking and if Landlord disputes the Tenant's justification for the termination within seven (7) days of the date of receipt of Tenant's notice, then this matter shall be immediately submitted to arbitration before three (3) arbitrators designated by the American Arbitration Association in accordance with the rules of such association, and the decision of the arbitrators shall be binding. The expense of the arbitration proceedings conducted under this paragraph shall be borne equally between the parties and all arbitration proceedings shall be conducted in the County of Union. In the event of the taking of any part of the building on the demised premises and this lease not be cancelled as a result of such taking, Landlord agrees to repair and restore the building promptly and with due diligence and the rent shall be diminished by an amount representing the part of said rent properly applicable to the portion or portions of the building and premises which may be so taken.

                                   ARTICLE XVI
                                  HOLDING OVER

      16.01. In the event that the Tenant shall remain in the demised premises after the expiration of the term of this lease, or of any renewal term, without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of its term, and thereupon be entitled to all the remedies against the Tenant, provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate not to exceed 150% of the fixed rent.

                                  ARTICLE XVII
                               EXCULPATORY CLAUSE

     17.01. Except where same would be a violation of an obligation of Landlord under this lease or a breach of representation or warranty by Landlord under this lease, the Landlord shall not be responsible for the loss or damage to property, or injury to persons occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises, (or for the property of which the demised premises are a part), or for the acts omissions or negligence of other persons or tenants in and about the demised premises, provided, however, that Landlord will be responsible for acts and negligence of Landlord, its employees, contractors and agents.

                                  ARTICLE XVIII
                              DELAYS IN PERFORMANCE

     18.01. Except as provided in subparagraph 11.04, Article XV and elsewhere in the lease where a right of setoff is specifically permitted, no abatement, diminution, or reduction of rent, charges or other compensation shall be claimed by or allowed to the Tenant, or any persons claiming under it, under any circumstances, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from the making of alterations, changes, additions, improvements, or repairs to any buildings now on or which may hereafter be erected on the leased premises, by virtue or because of any present or future governmental laws, ordinances, requirements, orders, directions, rules or regulations or by virtue or arising from, and during, the restoration of the leased premises after destruction or damage thereof by fire or other cause or the taking or condemnation of a portion only of the leased premises or arising from any other cause or reason.

                                 QUIET ENJOYMENT

     19.01. The Tenant, provided the Tenant is not in default beyond grace and notice periods in the payment of the rent and the performance of all the terms of this lease, shall at all times during the lease term and during any extension or renewal term peaceably and quietly enjoy the leased property without any disturbance from the Landlord or from any other person claiming through the Landlord.

                                   ARTICLE XX
                                     BROKER

      20.01. Both parties represent to the other party that neither party has employed a real estate broker in connection with the negotiations of this lease or the execution of this lease and each party shall hold the other party harmless in the event that any claim is made against any party by any real estate broker, such indemnity to include reasonable counsel fees and to survive the expiration or other termination of this lease.

                                   ARTICLE XXI
                                      SIGNS

     21.01. No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner and of such size, design and color as shall be approved in advance in writing by the Landlord, and the Landlord agrees that it will not unreasonably withhold its approval, providing, however, that the Tenant complies with all of the local, county and state rules, regulations and ordinances regarding such signs.

                                  ARTICLE XXII
                                      ISRA

     22.01. The Landlord represents that it has received from the previous tenant a letter of nonapplicability from the New Jersey

Department of Environmental Protection ("DEP") dated January 19, 1995, and updated by letter dated June 4, 1996, attached as Schedules E (1) and (2). Notwithstanding the provisions of 10.01(C), Landlord further agrees to indemnify, defend and hold harmless the Tenant, it successors and assigns from and against any claims, liabilities, damages and expenses, regulatory violations and sanctions relating to or arising out of any environmental compliance liability relating to any use or possession of-the premises which occurred prior to occupancy of the premises by the Tenant which indemnification shall include reasonable attorney fees and remediation costs incurred by Tenant in the event that Landlord fails to remediate within a reasonable time after notification by the Tenant. Tenant shall have the right of offset on rent in the event that Landlord fails to pay within ninety (90) days. This indemnification shall survive the expiration and termination of the lease.
      22.02. To the extent applicable to and/or resulting from Tenant's operations at the premises, and subject to the provisions of this Article below, Tenant shall, at Tenant's own cost and expense, comply with the Industrial Site Recovery Act ("ISRA") N.J.S.A. 13:1K-6 et seq. (the "Act") and all regulations promulgated pursuant to the Act, and with the provisions of the Spill Compensation Control Act, N.J.S.A. 58:10-23.11, or any other environmental law that may affect the demised premises. Tenant shall, at Tenant's own cost and expense, provide all information within Tenant's control requested by the Landlord or the Bureau of Industrial Site Evaluation for the preparation of submissions, declarations, reports and plans pursuant to the Act. Tenant, at the termination of the lease shall supply to the Landlord a negative declaration, nonapplicability letter or such other approvals that may be required by the DEP, but covering only such facts as may have first arisen or occurred during Tenant's occupancy of the premises. If the DEP shall determine that a clean-up plan be prepared and that a clean-up be undertaken because of any spills or discharges of hazardous substances or wastes at the premises which occur during the term of the Lease, which spills or discharges are caused by the Tenant or its agents, employees, guests, licensees, invitees or subtenants, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and carry out the approved plans. Tenant shall indemnify, defend and save harmless Landlord from all fines, suits, procedures, claims and actions of any kind arising out of or in any way connected with any spills or discharges of hazardous substances or wastes at the premises which occur during the term of this Lease, and are caused by the Tenant or its agents, employees, guests, licensees, invitees or subtenants. Tenant's obligations and liability under this paragraph shall survive the term of this Lease, and shall continue so long as Landlord remains responsible for any spills or discharges of hazardous substances or wastes at the premises which occur during the term of this Lease.

                                  ARTICLE XXIII
                           NON-PERFORMANCE BY LANDLORD

     23.01. If the Landlord shall fail or refuse to comply with and perform any condition or covenant of the Lease and should such failure continue for more than twenty-one (21) days after receipt of notice by the Landlord or a shorter period of time in case of emergency, the Tenant may comply with and perform any such condition or covenant without prejudice to its claim against the Landlord. Notwithstanding the foregoing, the Landlord shall not be deemed in default if the Landlord commences diligently to pursue performance of any condition or covenant within the twenty-one (21) day period following notice which cannot be completed within the said twenty-one (21) day period. Tenant shall have the right to deduct the reasonable costs incurred in complying from any rental payments that might be due to Landlord by Tenant, except if the cost was incurred without notice to Landlord in which event Tenant shall not be permitted to deduct from the rental payments unless approved by the Landlord.

                                  ARTICLE XXIV
                                     NOTICE

     24.01. Any notices required or permitted to be given hereunder shall be in writing and shall either be personally delivered (including by courier), mailed by certified or registered, postage prepaid, return receipt requested, or by facsimile transmission (with subsequent written confirmation), addressed as follows:

                        FOR LANDLORD:  REALTY SITES
                                       1154 Westfield Avenue, P.O. Box 875
                                       Clark, New Jersey 07066

                        COPY TO:       Paul R. Williams, Jr. Esq.
                                       501 Lenox Avenue, P.O. Box 578
                                       Westfield, New Jersey 07091

                        FOR TENANT:    TRANSWORLD HEALTHCARE, INC.
                                       51 Terminal Avenue
                                       Clark, New Jersey 07066

                        COPY TO:       LESLIE LEVINSON, ESQ.
                                       BAER, MARKS & UPHAM, L.L.P.
                                       805 Third Avenue
                                       New York, New York 10022

                  Any notice, if mailed, shall be deemed to have been given upon the date of the delivery indicated on the certification or registry receipt; any notice by personal delivery or facsimile transmission shall be deemed to have been given when actually received by the party to whom the notice is directed. Any party may designate a new address by notice given in the manner prescribed herein. Counsel may give notice for its client if otherwise given in accordance with the provisions of this Article XXIV.

                                   ARTICLE XXV
                                SECURITY DEPOSIT

     25.01. The Tenant will deposit with the Landlord the sum of TEN THOUSAND SIX HUNDRED TWENTY ($10,620.00) DOLLARS as security for the performance by the Tenant of the terms of this lease, upon execution of this lease. The Landlord may use, apply, or retain the whole or any part of the security to the extent required for the payment of any rent, additional rent, or other sum or debt as to which the Tenant is in default beyond grace and notice periods or for any sum which the Landlord may expend or incur by reason of the Tenant's default beyond grace and notice periods in any of the terms of this lease, including, but not limited to, any damages or deficiency in the reletting of the leased property, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by the Landlord. In the event that the Tenant shall comply with all of the terms of this lease, the security shall be returned to the Tenant within fourteen (14) days after the date fixed as the end of the lease and after delivery of possession of the leased property to the Landlord. In the event of a sale of the premises of which the leased property forms a part, the Landlord shall have the right to transfer the security to the purchaser and the Landlord shall thereupon be released from all liability for the return of such security. The Tenant shall look solely to the new landlord for the return of such security so transferred. The Tenant shall not assign or encumber the money deposited as security, and neither the Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance. Landlord shall not be required to retain said security deposit in an escrow account.

                                  ARTICLE XXVI
                                   ARBITRATION

     26.01. A. In the event that a disagreement or dispute between the Landlord and Tenant in connection with this lease, exclusive of any obligation on the part of the Tenant to pay the rent and and other money obligations on the part of the Tenant to be performed, the same shall be submitted to the American Arbitration Association for arbitration at its nearest New Jersey office for arbitration by three (3) arbitrators in accordance with the procedural rules then obtaining of such Association or any successor or other relief as they may deem necessary. The decision of the arbitrators shall be final, conclusive and binding upon the parties, and a judgment may be obtained thereon in any court having jurisdiction. Landlord and Tenant shall each pay one-half of the costs and expense of such arbitration, and each shall separately pay for its own attorney's fees and expenses.

                                  ARTICLE XXVII
                                  MISCELLANEOUS

     27.01. The failure of either party to insist on strict performance of any term, covenant, or condition hereof, or to exercise any option herein contained, shall not be construed as a waiver of such term, covenant, condition or option in any other instance.
     27.02. This lease cannot be changed or terminated orally, but only by an instrument in writing signed by both parties.
     27.03. Neither party has made any representations or promises except as contained in this lease.
     27.04. The captions and index in this lease are included for convenience only and shall not be taken into consideration in any construction or interpretation of this lease or any of its provisions.
     27.05. The provisions of this lease shall apply to, bind and inure to the benefit of Landlord and Tenant, and their respective successors, legal representatives and assigns.
     27.06. It is the intention of the parties that the lease is a net/net/net lease, except as provided herein, with all costs, expenses and obligations of every kind and nature whatsoever relating to the demised premises or any improvements thereon which may have arisen, may arise or become due during the term of this lease, being paid by the Tenant, and in the event that any interpretation is required concerning any of the terms and conditions of this lease, then this principle shall govern any dispute between the Landlord and Tenant where applicable.
     27.07. Attached as Schedule G is a joint ingress and egress agreement for the common driveway used by the tenants of the demised premises and the adjoining premises. Tenant agrees to abide by the terms of the agreement, but Landlord shall be responsible for any maintainence and/or repairs that may be required under the terms of the agreement.

    27.08. Landlord shall deliver to Tenant by July 1st proof that the existing tenancy with KELCO for the demised premises has been terminated.
    27.09. Capital Costs at End of Lease. If Tenant shall make any repair or replacement required of Tenant hereunder (by virtue or compliance with laws or otherwise) during the five (5) year period immediately preceding the expiration or earlier termination of this lease, and such repair or replacement is capital in nature, then the cost of any such replacement and/or capital improvement shall be deemed amortized over a period equal to the useful life of such repair or replacement, commencing upon the date of installation completion thereof, as the case may be, and Landlord shall promptly reimburse Tenant for the unamortized cost thereof as of the date of expiration or earlier termination of this lease, it being understood and agreed that Landlord's payment obligation hereunder shall survive the expiration or termination of this lease. Notwithstanding the foregoing, the obligations of this paragraph 27.09 will not apply to compliance with law necessitated by virtue of Tenant's particular manner of use, or repairs caused by Tenant's wrongful acts or negligence.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed by its proper corporate officers and its corporate seals affixed, this 6 day of August, 1996.


                                                 REALTY SITES

WITNESS:
                                       /s/ Robert J. Villa
                                       ----------------------------------------
                                       ROBERT J. VILLA, PARTNER

/S/ Paul R. Williams, Jr.
----------------------------------
                                       /s/ Quentin J. Villa
                                       ----------------------------------------
                                       QUENTIN J. VILLA, PARTNER

ATTEST:                                TRANSWORLD HOME HEALTHCARE, INC.

                                       BY:  /s/ Vincent J. Caruso
                                          -------------------------------------

----------------------------------

STATE OF NEW JERSEY, COUNTY OF UNION, SS:


I HEREBY CERTIFY that on August 6, 1996, before me, the subscriber, personally appeared ROBERT J. VILLA and QUENTIN J. VILLA, partners authorized to execute documents of REALTY SITES, a New Jersey partnership, who, I am satisfied, are the persons named in and who executed the within Instrument, and thereupon they acknowledged that they signed, sealed and delivered the same as their act and deed, for the uses and purposes therein expressed, and the act and deed of the said partnership.

                                       /S/ Paul R. Williams, Jr.
                                       ----------------------------------------
                                           Paul R. Williams, Jr.


STATE OF NEW JERSEY, COUNTY OF UNION, SS:


I HEREBY CERTIFY that August ___________, 1996 ,______________ personally came before me and acknowledged under oath, to my satisfaction, that (a) this person
is the           of TRANSWORLD HOME HEALTH CARE, INC., the corporation named in the within instrument; (b) this person is the attesting witness to the signing
of this document by the proper corporate officer who is    , the       President
of the corporation; (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors; (d) this person knows the proper seal of the corporation which was affixed to this document; and (e) this person signed this proof to attest to the truth of these facts.


Signed and sworn to before me
this     day of August, 1996.


                                       ----------------------------------------


----------------------------------